UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2021

BERKSHIRE HILLS BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 773-5601, ext. 133773

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BHLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 20, 2021, Chairperson of the Board J. Williar Dunlaevy informed the Boards of Directors of Berkshire Hills Bancorp, Inc. (the “Company”) and its wholly owned subsidiary Berkshire Bank that he will be retiring from the Boards of Directors, effective September 22, 2021.  In connection with this retirement, Vice Chairperson of the Board David M. Brunelle has been named Chairperson of the Board, also effective on September 22, 2021.

Also on August 20, 2021, the Board of Directors of Berkshire Hills Bancorp, Inc. appointed Jeffrey W. Kip to the Board of Directors of the Company, effective September 22, 2021.  The Board of Directors also appointed Mr. Kip to the Audit Committee and Compensation Committee of the Board of Directors. Mr. Kip was also appointed to the Board of Directors of Berkshire Bank.

Mr. Kip, age 53, is the Chief Executive Officer of Angi International, which provides Internet tools and resources for home improvement, maintenance, and repair projects.  Angi International is a subsidiary of IAC/InterActive Corp (NASDAQ: IAC), which owns and manages popular online brands and services.  Prior to his role as Chief Executive Officer, Mr. Kip was the Chief Financial Officer of IAC/InterActive Corp from 2012 to 2016. Mr. Kip’s previous positions include Chief Financial Officer of Panera Bread, LLC from 2006 to 2012. Mr. Kip will be considered an independent director, and the Board of Directors has determined that Mr. Kip will qualify as an Audit Committee Financial Expert under the rules of the Securities and Exchange Commission.

There were no arrangements or understandings between Mr. Kip and any other person pursuant to which Mr. Kip was selected as a director. Mr. Kip is not a party to any transaction with the Company or Berkshire Bank that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

A news release containing additional information is included herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits:
	Exhibit No.	Description
	99.1	News release dated August 25, 2021

	104.1	Cover Page for this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.

DATE: August 25, 2021	By:	/s/ Wm. Gordon Prescott
Wm. Gordon Prescott Executive Vice President and General Counsel